                      CENTRAL SECURITIES CORPORATION

                      INTERIM REPORT TO STOCKHOLDERS

                           AS OF MARCH 31, 1997

TO THE STOCKHOLDERS OF

     CENTRAL SECURITIES CORPORATION:

     Financial data for the quarter ended March 31, 1997 and other pertinent information prepared by management without audit by independent auditors are submitted herewith.

     Comparative market values of net assets are as follows:

                                                       Mar. 31, 1997    Dec. 31, 1996    Mar. 31, 1996
Net assets..........................................   $ 365,798,585    $ 356,685,785    $ 311,059,260
Convertible Preference Stock at liquidation
  preference........................................      (9,046,450)      (9,102,050)      (9,455,700)
Net assets applicable to Common Stock...............   $ 356,752,135    $ 347,583,735    $ 301,603,560
Net asset coverage per share of Convertible
  Preference Stock..................................   $    1,010.89    $      979.69    $      822.41
Net assets per share of Common Stock................           26.30            25.64            23.16
Pro forma net assets per share, reflecting
  conversion of the Convertible Preference
  Stock.............................................           24.83            24.21            21.90
     Shares of Convertible Preference Stock
       outstanding..................................         361,858          364,082          378,228
     Shares of Common Stock outstanding.............      13,562,224       13,555,021       13,022,459

     Comparative figures of income are as follows:

                                                                       Three months ended March 31,
                                                                          1997              1996
Net investment income...............................................   $1,102,514        $1,303,192
     Number of times Preferred dividend earned......................          6.1               6.9
     Per share of Common Stock......................................          .07*              .09*
Net realized gain on sale of investments............................   12,211,844         3,209,834
Increase (decrease) in net unrealized appreciation of investments...   (4,019,665)       14,188,522
Increase in net assets resulting from operations....................    9,294,693        18,701,548

* Per-share data are based on the average number of Common shares outstanding during the three-month period and are after recognition of the dividend requirement on the Convertible Preference Stock.

                                     [ 2 ]

                          PRINCIPAL PORTFOLIO CHANGES

                          January 1 to March 31, 1997
                   (Common Stock unless specified otherwise)

                                                                           Number of Shares
                                                                                                Held
                                                                                              March 31,
                                                                Purchased        Sold           1997
American Management Systems, Inc.............................     92,500                       462,500
Analog Devices, Inc..........................................    185,000(a)                    740,000
Deltic Timber Corporation....................................     85,714(b)                     85,714
IXC Communications Corporation...............................     56,905(c)                     56,905
Integon Corporation..........................................    100,000                       100,000
Kelly Services Inc. Class A..................................                    20,000         30,000
Measurex Corporation.........................................                   280,000(d)          --
Media General, Inc. Class A..................................                    40,000         60,000
The Reynolds and Reynolds Company
  Class A....................................................                   125,000        500,000
Tidewater Inc................................................                    50,000             --
Trigon Healthcare, Inc.......................................      7,200                         7,200

(a) Stock split.

(b) Received from Murphy Oil Corporation.

(c) Received from Grumman Hill Investments, L.P.

(d) Tendered to Honeywell, Inc.

     The annual meeting of stockholders of the Corporation was held on March 12, 1997 with 91% and 98% of Common and Preference shares, respectively, being represented. At the meeting the Board of Directors was reelected and the selection of KPMG Peat Marwick LLP as auditors of the Corporation for the year 1997 was ratified.

     During the first three months of 1997 the Corporation did not repurchase any of its Common or Preference Stock. However, it may from time to time purchase Common or Preference Stock in such amounts and at such prices as the Board of Directors may deem advisable in the best interests of stockholders.

     Stockholders' inquiries are welcome.

                                            CENTRAL SECURITIES CORPORATION

                                                 WILMOT H. KIDD, PRESIDENT

375 Park Avenue
New York, NY 10152
April 24, 1997

                                     [ 3 ]

                               BOARD OF DIRECTORS

DONALD G. CALDER                     DUDLEY D. JOHNSON
    President                            President
    G. L. Ohrstrom & Co., Inc.           Young & Franklin Inc.
    New York, NY                         Liverpool, NY

JAY R. INGLIS                        WILMOT H. KIDD
    Executive Vice President             President
    Holt Corporation
    New York, NY

                             C. CARTER WALKER, JR.
                                 Washington, CT

                              GARDINER S. ROBINSON
                               Director Emeritus

                                    OFFICERS

                    WILMOT H. KIDD, President
                    CHARLES N. EDGERTON, Vice President and
                    Treasurer
                    KAREN E. RILEY, Secretary

                                     OFFICE

                      375 Park Avenue, New York, NY 10152
                                  212-688-3011

                    CUSTODIAN

                        The Chase Manhattan Bank, N.A.
                             770 Broadway, New York, NY 10003

                    TRANSFER AGENT AND REGISTRAR

                        First Chicago Trust Company of New York
                             P. O. Box 2500, Jersey City, NJ 07303-2500

                    INDEPENDENT AUDITORS

                        KPMG Peat Marwick LLP
                             345 Park Avenue, New York, NY 10154

                                     [ 4 ]